SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 8, 2001

AT&T CORP.

A New York                            Commission File                      I.R.S. Employer

Corporation                             No. 1-1105                         No. 13-4924710

32 Avenue of the Americas, New York, New York 10013-2412

Telephone Number (212) 387-5400

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Item 5. Other Events.

See Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

            Exhibit 99.1 - AT&T Corp. Press Release issued June 8, 2001.

            Exhibit 99.2 - AT&T Corp. Press Release issued June 18, 2001.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T CORP.

/s/ Marilyn J. Wasser

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By: Marilyn J. Wasser

                                             Vice President and Secretary

June 18, 2001